CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED APRIL 17, 2015

TO THE PROSPECTUS DATED JANUARY 1, 2015, AS REVISED FEBRUARY 27, 2015

ALL FUNDS

Effective immediately, the following replaces the second to last paragraph under the heading The multi-manager strategy in the About the funds section on page 54 of the Prospectus:

The Manager employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Manager recommends the portion of assets of each Fund to be managed by each Sub-adviser and may adjust each allocation by up to 10% without Board approval under normal circumstances. During unusual economic or market conditions or in response to developments at one or more Sub-advisers, the Manager may adjust allocations without limitation.

Effective April 20, 2015, the following replaces the last bullet point within the second paragraph under the heading About the Morgan Stanley-sponsored investment advisory programs in the About the funds section on page 54 of the Prospectus:

While an investment advisory program makes recommendations, the ultimate investment decision is typically up to the investor and not the provider of the investment advisory program. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the TRAK® CGCM, Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.50% of average quarter-end net assets. Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets. These fees may be reduced in certain circumstances. These fees may be paid either by redemption of shares of the Funds or by separate payment.

LARGE CAPITALIZATION GROWTH INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 2 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets)*	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.60%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.67%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 2 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$320	$977	$1,659	$3,476

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 3 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 5 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.60%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.67%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

2

Effective April 20, 2015, the following replaces the Examples on page 5 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$320	$977	$1,659	$3,476

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 6 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

SMALL CAPITALIZATION GROWTH INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 8 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.80%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

3

Effective April 20, 2015, the following replaces the Examples on page 8 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 9 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 11 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.80%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

4

Effective April 20, 2015, the following replaces the Examples on page 11 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 12 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

INTERNATIONAL EQUITY INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 14 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.70%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.81%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

5

Effective April 20, 2015, the following replaces the Examples on page 14 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$334	$1,018	$1,726	$3,604

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 15 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

Effective January 2, 2015, the following is added to the disclosure for Causeway Capital Management LLC (“Causeway”) in the Sub-advisers and portfolio managers chart on page 16 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since
Ellen Lee, Portfolio Manager — Causeway	2015

In addition, effective January 2, 2015, the following is added to the disclosure for Causeway in the Fund management section under the heading The Sub-advisers on page 60 of the Prospectus.

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Investments	Causeway Capital Management LLC (“Causeway”) 11111 Santa Monica Blvd. 15th Floor Los Angeles, CA 90025	20%	Ellen Lee, Portfolio Manager (2007-present). Ms. Lee is a director of Causeway and is responsible for investment research in the global utilities, energy, industrials, and consumer discretionary sectors. Ms. Lee joined the firm in August 2007 as a research associate and has been a portfolio Manager since January 2015.	2015

6

EMERGING MARKETS EQUITY INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 17 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.90%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.09%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 17 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$362	$1,100	$1,859	$3,854

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 18 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

7

CORE FIXED INCOME INVESTMENTS

Effective February 27, 2015, the following sentence is added to the end of the second paragraph in the Principal investment strategies section on pages 20 and 44 of the Prospectus:

The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while allocating assets among Sub-advisers, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

Effective February 27, 2015, the following disclosure is added to the Principal risks of investing in the Fund section on page 21 of the Prospectus and the Principal risks section on page 45 of the Prospectus:

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 20 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.40%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.53%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 20 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

8

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$306	$936	$1,591	$3,346

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 22 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

Effective March 27, 2015, Pacific Investment Management Company LLC (“PIMCO”) is no longer an investment sub-adviser of Core Fixed Income Investments. As such, all references to PIMCO, with respect to Core Fixed Income Investments only, are removed from the Prospectus.

Effective March 27, 2015, the following replaces the How the Sub-advisers select the Fund’s investments section on page 44 of the Prospectus:

BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach, which identifies Fund duration within a desired narrow range and adds value through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Fund’s assets allocated to BlackRock is 33%.

Metropolitan West Asset Management LLC (“MetWest”) utilizes five value-added principal strategies in selecting investments: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where duration should be established (within a plus-or-minus one-year range from the benchmark). The bottom-up strategies of security selection and execution involve the day-to-day evaluation of the fixed income market to identify value opportunities across sectors and informed negotiation of prices at which transactions take place. The percentage of the Fund’s assets allocated to MetWest is 33%.

Western Asset Management Company (“WAMCo”) focuses on investment grade, long-term debt securities, and emphasizes four key strategies to enhance total return: adjusting the allocation of the Fund among the key sectors of the fixed income market—government, corporate and mortgage- and asset-backed—depending on WAMCo’s forecast of relative values; purchasing undervalued securities in each of the key sectors, while keeping overall quality high; tracking the duration of the overall Fund so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect WAMCo’s long-term outlook for interest rates; and positioning the term structure of the Fund to take advantage of market developments. The percentage of the Fund’s assets allocated to WAMCo is 34%.

9

Effective March 27, 2015, the following replaces the disclosure for Western Asset Management Company (“WAMCo”) in the Sub-advisers and portfolio managers chart on page 23 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since
S. Kenneth Leech, Chief Investment Officer — WAMCo	2014
Carl L. Eichstaedt, Portfolio Manager — WAMCo	2004
Mark S. Lindbloom, Portfolio Manager — WAMCo	2008
Michael C. Buchanan, CFA®, Deputy Chief Investment Officer — WAMCo	2005
Chia-Liang Lian, CFA®, Co-Head of Investment Management — WAMCo	2015

In addition, effective March 27, 2015, the following replaces the disclosure for WAMCo in the Fund management section under the heading The Sub-advisers on page 63 of the Prospectus.

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Core Fixed Income Investments	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	33%	David Antonelli Director and Portfolio Manager (2006-present). Mr. Antonelli is a portfolio manager in the Multi-sector and Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Institutional Multi-Sector Portfolio Team. Prior to that, he was a member of the Operations group (2002-2006).	2012

			Akiva Dickstein Managing Director and Portfolio Manager (2009-present). Mr. Dickstein is Head of Customized Core Portfolios within BlackRock’s Americas Fixed Income Alpha Strategies. He is a portfolio manager on BlackRock’s mortgage portfolios.	2014

	MetropolitanWest Asset Management, LLC (“MetWest”) 865 South Figueroa Street Los Angeles, CA 90017	33%	Tad Rivelle Chief Investment Officer and Generalist Portfolio Manager (1996-present).	2007

			Laird Landmann Generalist Portfolio Manager (1996-present).	2007

			Stephen Kane, CFA® Generalist Portfolio Manager (1996-present).	2007

			Bryan Whalen, CFA® Generalist Portfolio Manager (2004-present).	2007

10

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd. Pasadena, CA 91101	34%	S. Kenneth Leech Chief Investment Officer (1990-present), team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.	2014

			Carl L. Eichstaedt Portfolio Manager (1994-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2004

			Mark S. Lindbloom Portfolio Manager (2006-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2008

			Michael C. Buchanan, CFA® Deputy Chief Investment Officer (2005-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2005

			Chia-Liang Lian, CFA® Co-Head of Investment Management, Asia (ex-Japan)/Co-Head of Emerging Markets Debt (2011-present). Mr. Lian is Co-Head of Investment Management, Asia (ex-Japan)/Co-Head of Emerging Markets Debt. Prior to joining WAMCo, Mr. Lian was Head of Emerging Asia Portfolio Management at PIMCO (2005-2011).	2015

11

HIGH YIELD INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 24 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.70%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.92%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 24 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 25 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

12

Effective March 10, 2015, the following replaces the disclosure for Western Asset Management Company (“WAMCo”) in the Sub-advisers and portfolio managers chart on page 26 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since
S. Kenneth Leech, Chief Investment Officer — WAMCo	2014
Michael C. Buchanan, CFA®, Deputy Chief Investment Officer — WAMCo	2005
Walter E. Kilcullen, Portfolio Manager — WAMCo	2015

In addition, effective March 10, 2015, the following replaces the disclosure for WAMCo in the Fund management section under the heading The Sub-advisers on page 64 of the Prospectus.

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
High Yield Investments	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd. Pasadena, CA 91101	50%	S. Kenneth Leech Chief Investment Officer (1990-present), team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.	2014

			Michael C. Buchanan, CFA® Deputy Chief Investment Officer (2005-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2005

			Walter E. Kilcullen Portfolio Manager (2002-present), co-team leader responsible for strategic oversight of investments and supervising sector specialist teams dedicated to various asset classes.	2015

13

INTERNATIONAL FIXED INCOME INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 27 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 27 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$329	$1,004	$1,702	$3,558

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 29 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

14

MUNICIPAL BOND INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 31 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets) *	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.40%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.59%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 31 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$312	$954	$1,620	$3,402

15

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 32 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

Effective April 1, 2015, the following replaces the disclosure for McDonnell Investment Management, LLC (“McDonnell”) in the Sub-adviser and portfolio manager chart on pages 33 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since
Stephen Wlodarski, CFA®, Managing Director, Deputy Chief Investment Officer and Co-Head of Fixed Income Portfolio Management — McDonnell	2005
James Grabovac, CFA®, Managing Director and Senior Portfolio Manager — McDonnell	2005
Dawn Mangerson, Managing Director and Senior Portfolio Manager — McDonnell	2006

In addition, effective April 1, 2015, the following replaces the disclosure for McDonnell in the Fund management section under the heading The Sub-advisers on page 65 of the Prospectus.

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Municipal Bond Investments	McDonnell Investment Management, LLC (“McDonnell”) One Lincoln Centre 18 W. 140 Butterfield Road Suite 1200 Oakbrook Terrace, IL 60181	100%	Stephen Wlodarski, CFA® Managing Director, Deputy Chief Investment Officer and Co-Head of Fixed Income Portfolio Management (2001-present), Municipal Portfolio Management.	2005

			James Grabovac, CFA® Managing Director and Senior Portfolio Manager (2002-present), Municipal Portfolio Management.	2005

			Dawn Mangerson Managing Director and Senior Portfolio Manager (2006-present), Lead Portfolio Manager for the Fund, Municipal Portfolio Management.	2006

16

MONEY MARKET INVESTMENTS

Effective April 20, 2015, the following replaces the Fund fees and expenses table on page 34 of the Prospectus:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average quarter-end net assets)*	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.08%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.23%

* Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

Effective April 20, 2015, the following replaces the Examples on page 34 of the Prospectus:

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$276	$847	$1,445	$3,061

Effective April 20, 2015, the following replaces the first paragraph under the Performance section on page 35 of the Prospectus:

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

17

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2015 (as revised April 17, 2015)

CONSULTING GROUP CAPITAL MARKETS FUNDS

2000 Westchester Avenue

Purchase, NY 10577

1-888-454-3965 (ask for “Consulting Group”)

Large Capitalization Growth Investments (TLGUX)	Core Fixed Income Investments (TIIUX)
Large Capitalization Value Equity Investments (TLVUX)	High Yield Investments (THYUX)
Small Capitalization Growth Investments (TSGUX)	International Fixed Income Investments (TIFUX)
Small Capitalization Value Equity Investments (TSVUX)	Municipal Bond Investments (TMUUX)
International Equity Investments (TIEUX)	Money Market Investments (TGMXX)
Emerging Markets Equity Investments (TEMUX)

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (“Prospectus”) of Consulting Group Capital Markets Funds (“Trust” or “CGCM”), dated January 1, 2015, and should be read in conjunction with the Prospectus. The Prospectus may be obtained by contacting any Financial Advisor of Morgan Stanley Smith Barney LLC (“Morgan Stanley”), by writing or calling the Trust at the address or telephone number listed above, or on the Internet at: www.morganstanley.com/cgcm. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

THE TRUST

Consulting Group Capital Markets Funds (“Trust” or “CGCM”) was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”). The Trust is a series company that currently consists of eleven funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each Fund, except International Fixed Income Investments, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). International Fixed Income Investments is a non-diversified fund, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Amortized Cost

For Money Market Investments only, in the unlikely event that the Fund’s Board of Trustees were to determine pursuant to Rule 2a-7 under the 1940 Act, that the extent of the deviation between the Fund’s amortized cost price per share and its market-based net asset value (“NAV”) price per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, which may include, but may not be limited to, considering suspending redemption of Shares and liquidating the Fund in accordance with Rule 22e-3 under the 1940 Act.

Asset-Backed Securities (“ABS”)

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Although certain Funds may each invest up to 5% of their assets in ABS, such Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P. ABS may enhance a Fund’s performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Core Fixed Income Investments, High Yield Investments and International Fixed Income Investment Funds may invest in excess of these limitations.

Collateralized Debt Obligations. Core Fixed Income Investments, High Yield Investments, and International Fixed Income Investments may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities however; an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Borrowing

Each Fund may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund, CGAS or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Equity Securities

The equity oriented Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. High Yield Investments may invest up to 20% of its assets in equity securities.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Fixed Income Securities

The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

The fixed income oriented Funds, not including Money Market Investments, may invest in U.S. government securities, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other asset-backed securities (“ABS”), inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

Brady Bonds. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”

Custodial Receipts. Each Fund, other than Money Market Investments, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Delayed Funding Loans and Revolving Credit Facilities. Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire Participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Event-linked Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in that bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument and there may not be a liquid market in which to trade these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-

linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

High Yield Securities. High Yield Investments will, and Core Fixed Income Investments and International Fixed Income Investments may, invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-adviser will consider the event in determining whether the Fund should continue to hold the security.

Loan Participations. Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the applicable Sub-adviser to be creditworthy.

There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Trust Preferred Securities. The fixed income oriented Funds may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Variable and Floating Rate Securities. Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Funds, the Funds may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.

The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.

Foreign Issuers

ADRs, EDRs and GDRs. The Funds (except Money Market Investments) may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurodollar Instruments and Yankee Bonds. Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Each of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments and Small Capitalization Growth Investments may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. Small Capitalization Value Equity Investments may invest up to 10% of its assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar denominated securities and may invest up to 15% of its assets in emerging market securities. High Yield Investments may invest up to 20% of its assets in securities of issuers located in developed and emerging markets countries. International Fixed Income Investments may invest up to 15% of its total assets in fixed income securities of issuers located in emerging markets countries.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Supranational Entities. Core Fixed Income Investments and International Fixed Income Investments subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (“IRC”), may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Derivatives

Overview

Funds may enter into a variety of derivatives as means to hedge their exposure to a number of risks associated with their investment strategies or otherwise implement their investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

Most OTC derivatives entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an OTC derivative will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under an OTC derivative will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a counterparty will be covered by the segregation of assets determined to be liquid by the Sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under OTC derivatives so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into an OTC derivative with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. For purposes of applying a Fund’s investment policies and restrictions, OTC derivatives are generally valued by a Fund at market value.

Whether a Fund’s use of derivatives will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because derivatives are often bilateral contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, in the context of a bilateral OTC derivative, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Therefore, a Fund will enter into bilateral OTC derivatives only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may also limit the Fund’s ability to use swaps.

Regulation of OTC Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act and other non-U.S. regulatory schemes which are currently being implemented impose significant new regulations on the OTC derivatives markets and, among other things, will require that a substantial portion of standardized OTC derivatives must be submitted for clearing to regulated clearinghouses and executed on regulated trading facilities. Such OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. In addition, the regulators have broad discretion to impose margin requirements on certain OTC derivatives that are not centrally cleared, and regulations imposing such requirements have been proposed. The requirements for clearing and margin are likely to cause an increase in the costs of transacting in OTC derivatives.

On November 16, 2012, the Department of the Treasury (“Treasury”) issued a determination (“Determination”) that both foreign exchange swaps and foreign exchange forwards should not be regulated under the CEA and therefore should be exempted from the definition of “swap” under the CEA. Accordingly, foreign exchange swaps and foreign exchange forwards are exempt from the trade execution, mandatory clearing and margin requirements under the Dodd-Frank Act. However, many commonly used foreign exchange derivatives, including foreign currency options, foreign exchange swaps and non-deliverable forward foreign exchange contracts (“NDFs”) are not exempt from the definition of “swap” and therefore are subject to these regulations. While there is currently no requirement that NDFs be centrally cleared, it is expected that such clearing will be mandated by the CFTC in the future. In addition, under the proposed margin rules for uncleared swaps issued by the CFTC and five prudential regulators and the international framework for margin requirements on uncleared swaps finalized by the Basel Committee of Banking Supervision and the International Organization of Securities Commission in September 2013, it is expected that margin requirements may be mandated for NDFs, which could increase the cost of using NDFs which could in turn increase the cost of hedging foreign exchange risks.

Although certain limited exemptions from the clearing and margin requirements may be available to Funds, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions with respect to their hedging activities, and the increased costs that may be borne by the dealers may be passed through to their counterparties, such as the Funds, in the form of higher fees and less favourable dealer marks. As a result of these factors, it may become more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customised transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Absent an exemption, certain OTC derivatives market participants subject to U.S. regulations may be required to register in specified capacities with the Commodity Futures Trading Commission or the Securities Exchange Commission (e.g., as a swap dealer, securities-based swap dealer, major swap participant, major securities-based swap participant, futures commission merchant, commodity pool operator, commodity trading advisor, etc.) It is possible that, in the future, the Fund and/or the Manager may be required to register with a regulator in one or more of these capacities and will become subject to applicable regulatory requirements. Such dealers and major participants with whom the Fund may trade will be subject to minimum capital and margin requirements, and these requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared.

Swap dealers are subject to certain external and internal business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory requirements. These requirements may increase the overall costs for OTC derivative dealers, which may be passed along, at least partially, to market participants such as the Funds in the form of higher fees or less advantageous dealer marks.

Although the Dodd-Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterisation of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

The full impact of the Dodd-Frank Act and global regulation of OTC Derivatives on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Interest Rate Derivatives

Core Fixed Income Investments, with respect to 20% of its total assets, and International Fixed Income Investments, with respect to 20% of its total assets, may enter into swaps. A “fixed-for-floating” interest rate swap generally allows two counterparties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Barclays Capital U.S. Aggregate BondTM Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Funds may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Fund invests in foreign currency-denominated securities, it may also invest in foreign exchange rate contracts, which are described in further detail below.

Depending on the terms of the particular option agreement, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps

Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. As discussed above, swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, Funds may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Funds, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Funds in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period,, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To assure that a Fund’s forward foreign exchange contracts are not used to achieve investment leverage, the Fund will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.

A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be ‘‘nondeliverable.’’ Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

Each Fund, except Money Market Investments, may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

Each Fund, except Money Market Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds, except Money Market Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCCorp”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (“SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund, except Money Market Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

The Trust, on behalf of the Funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or Consulting Group Advisory Services LLC, the Funds’ investment adviser (“CGAS” or the “Manager”) is subject to registration or regulation as a CPO. Although CGAS has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAI the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

Illiquid Securities

Each Fund, except Money Market Investments, will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Money Market Investments will not invest more than 5% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the security. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Inflation-indexed Bonds

Core Fixed Income Investments and International Fixed Income Investments may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a rate greater than inflation, real interest rates may rise, possibly leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to factors other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the U.S. inflation rate.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Investment Companies

The Funds may invest in the securities of other investment companies to the extent such investments are consistent with the Funds’ investment objectives and policies and permissible under the 1940 Act. Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a Fund may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above. A Fund will not invest in other investment companies for which the Sub-advisers or any of their affiliates act as an investment adviser or distributor.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging

Markets Equity Investments, Core Fixed Income Investments, International Fixed Income Investments each may invest up to 10% of its assets in securities of other investment companies. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investment companies may include index-based investments, such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into participation agreements with several ETF sponsor firms that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those firms’ ETFs beyond the Section 12(d)(1) limits described above as permitted by such ETFs’ SEC exemptive relief.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds, including Money Market Investments, or high quality instruments with short maturities or funds that invest only in such instruments.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in Money Market Investments. The cash collateral invested in Money Market Investments may be subject to the risk of loss in the underlying investments of Money Market Investments.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Money Market Fund Regulation

The SEC recently adopted changes to the regulations governing money market mutual funds, such as the Fund. As a result of these changes, money market mutual funds will be required to trade at a floating NAV instead of a stable $1.00 net asset per share, unless they either limit their portfolios to investments in cash, government securities and fully collateralized repurchase agreements or limit their shareholders to natural persons. Certain money market mutual funds will also be required to consider taking certain protective actions if their weekly liquid assets fall below a certain percentage of their total assets. Such protective actions may include imposing liquidity fees on redeeming shareholders or temporarily imposing a gate on redemptions entirely. The new regulations will also require the Fund to undertake additional stress testing of its portfolio and enhance certain disclosures on its website, offering documents and marketing materials. Most of these changes do not go into effect until October 2016. Nonetheless, as the compliance date for these new regulations approaches, the Fund may incur certain compliance and operating costs. The Fund does not currently have plans to make any changes to its investment portfolio and/or the eligibility requirements for Fund shareholders during the current fiscal year, although it reserves the right to do so. To the extent the Fund makes any changes to comply with the new regulation that are expected to impact Fund shareholders, it will provide Fund shareholders with advance notice.

Mortgage-Backed Securities

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie

Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 - Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Trust, consistent with the Funds’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Funds.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Funds may also invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Fund will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of an investment company under the 1940 Act.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Mortgage Dollar Roll Transactions

In order to enhance current income, Core Fixed Income Investments and International Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time a Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Fund.

Municipal Obligations

Municipal Bond Investments invests in municipal obligations, and Core Fixed Income Investments and International Fixed Income Investments may also invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”) and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Fund’s ability to buy and sell these obligations at times and prices the Manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund’s ability to recover interest or principal in the event of a default by the issuer.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.

For purposes of applying a Fund’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a “current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Municipal Bond Investments will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities, ports and airports, or colleges and universities. The Fund also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Fund may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads, public housing authorities, general obligations of states and localities; state and local housing finance authorities, municipal utilities systems, tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities and pollution control bonds.

Investment in Puerto Rico. To the extent a Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect each Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism.

Pay-in-Kind Securities

The fixed income oriented Funds (except Money Market Investments) may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Real Estate Investment Trusts (“REITs”)

Each Fund, except Money Market Investments, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the IRC. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets (5% for Money Market Investments). In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements

Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

Short Sales

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus the Fund’s losses on short sales are potentially unlimited.

Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Funds’ (Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments) short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.

Short Sales “Against the Box.” Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

Structured Notes

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on a Fund by the IRC may limit the Fund’s ability to use structured notes.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Sub-adviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the U.S.; and (iv) are of comparable quality to obligations issued by U.S. banks in which the Fund may invest in the opinion of the Fund’s Sub-adviser.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities. Each Fund, except Money Market Investments, may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

For the avoidance of doubt, the Core Fixed Income Investments, High Yield Investments and International Fixed Income Investment Funds may investment in Exchange Rate-Related Securities in excess of these limitations.

When-Issued and Delayed Delivery Securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, also is fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Investment Restrictions — Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments.

1.	Except for International Fixed Income Investments, each Fund will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.	A Fund, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.	A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1⁄3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.	A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.	A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.	A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.	A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Municipal Bond Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

The following are non-fundamental investment restrictions and may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders.

Non-Fundamental Investment Restrictions — Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments.

1.	A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.	A Fund (except Core Fixed Income Investments and International Fixed Income Investments) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may engage in short sales on shares issued by ETFs.

3.	A Fund will not make investments for the purpose of exercising control or management.

4.	A Fund will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (5% for Money Market Investments) would be invested in securities that are illiquid.

6.	Large Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7.	Large Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

8.

Small Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80%

investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

9.	Small Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

10.	International Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.

11.	Emerging Markets Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank.

12.	Core Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities.

13.	High Yield Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the U.S. rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the Sub-advisers.

14.	International Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities.

15.	Money Markets Investments invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the 1940 Act, at the time of acquisition.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Department of Labor (“DOL”) Exemption. Sales of Fund shares under certain investment advisory programs sponsored or advised by Morgan Stanley or its affiliates (“Investment Advisory Programs”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. Citigroup Global Markets Inc., the Funds’ former distributor (“CGMI”), through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the TRAK Personalized Investment Advisory Services Program (now TRAK® CGCM), and Consulting Group’s services under the Program, and Morgan Stanley will comply with applicable requirements and conditions of other applicable exemptions with respect to the other investment advisory programs under which Fund shares are sold.

TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB Holdings”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (52 funds, 2007-present); Trustee, UBS Funds (35 funds, 2009-present); Director, Fort Dearborn Income Securities (2013-present); and formerly, Trustee, Nicholas Applegate Funds (12 funds) (2005-2010)

Adela Cepeda c/o Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (9 funds, 2005-present); Trustee, UBS Funds (35 funds, 2004-present); Director, Fort Dearborn Income Securities (2000-present); formerly, Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Co-Treasurer, Congressional Medal of Honor Foundation (2009-present); Chairman, Congressional Medal of Honor Foundation (2005-2009); and Chairman, Augusta Warrior Project (2013-present)

Mark J. Reed North American Management 1 North Brentwood Blvd., Suite1510 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal & Portfolio Manager, North American Management Corp. (2013-present); and Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-2013)	11	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); and formerly, Director, ICMA Retirement Corp. (2005-2012)

INTERESTED TRUSTEE

James J. Tracy** Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Trustee Chief Executive Officer and President	Since 2013 Since 2013, previously, 2007-2010	Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-present); Director, Morgan Stanley (2012-present); Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012); Managing Director and Chief Operating Officer of Distribution and Development for Global Wealth Management, Morgan Stanley (2010-2011); Managing Director, Director of Consulting Group (2009-2010); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008-2009)	11	None

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS
Francis Smith Morgan Stanley 522 Fifth Avenue, 4thFloor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Executive Director, Morgan Stanley (2001-present); Treasurer (2003-present) and Principal Financial Officer (2002-present) of various Morgan Stanley Funds

Paul F. Gallagher Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, Morgan Stanley (2011-present); and Executive Director and Associate General Counsel, Morgan Stanley (2009-2011)

Philip Stack Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Chief Compliance Officer	Since 2013	Vice President, Morgan Stanley (2013-present); Vice President Corporate Audit Group – Compliance, Morgan Stanley (2012-2013); Vice President, Director of Investment Compliance and Risk Management, Gannett Welsh & Kotler (2008-2012)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1955	Chief Operating Officer	Since 2011	Executive Director, Morgan Stanley (2009-present); Director, Consulting Group Product Governance, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011)

Charles P. Graves, III Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Head of Global Investment Solutions, Morgan Stanley (2013-present); Director of Third Party Programs, Consulting Group and Morgan Stanley (2011-2013); and Director, Senior Portfolio Manager, Private Portfolio Group, Morgan Stanley (2008-2011)

Vincenzo Alomia, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Executive Director, Senior Portfolio Manager, Portfolio Advisory Services (“PAS”), Morgan Stanley (2012-present); Vice President, Senior Portfolio Manager, PAS, Morgan Stanley (2009-2013)

Jason B. Moore Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, Morgan Stanley (2009-2010)

Franco Piarulli, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2013-present); Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, Morgan Stanley (2009-present)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Jay T. Shearon Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Executive Director, Morgan Stanley (2012-present); Vice President, Morgan Stanley (2009-2012)

Joel W. Stickney Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1971	Investment Officer	Since 2013	Executive Director, Director of Third Party-Managed Programs, Consulting Group, Morgan Stanley (2013-present); Director of Business Development, Consulting Group, Morgan Stanley (2012-2013); Chief Operating Officer, Consulting Group, Morgan Stanley (2010-2012); Director of Business Planning & Strategy, Investment Products & Services, Morgan Stanley (2009-2010)

Roger Paradiso Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1966	Investment Officer	Since 2014	Managing Director, Morgan Stanley (2008-present); Managing Director, Investment Solutions and Portfolio Development, Consulting Group (2008-present)

Kevin Flanagan Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1961	Investment Officer	Since 2014	Managing Director, Morgan Stanley (2011 – present); Senior Investment Officer for PAS, Morgan Stanley (2014-present); Chief Fixed Income Strategist, Morgan Stanley (2001-2014)

Bahadir Sarana Morgan Stanley 485 Lexington Avenue New York, NY 10172 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since 2014	Executive Director and Head of AML for Morgan Stanley Wealth Management, Morgan Stanley (2014-present); Executive Director and Deputy AML Compliance Officer, Morgan Stanley (2013-2014); Executive Director and Director of AML Investigations for Morgan Stanley Wealth Management, Morgan Stanley (2009-2013)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); Vice President, Morgan Stanley (2005-2013)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2009-present); Vice President, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (2013-present); Vice President, First Trust Portfolios (2009-2013)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
*Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until they resign, retire or are removed.
**	Mr. Tracy is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Murphy, an Independent Trustee, to serve as Chairman of the Board. There are three primary committees of the Board: the Audit Committee, the Corporate Governance and Nominating Committee, and the Investment Committee. Each of the Committees is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board’s Investment Committee receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Tracy has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee, a Corporate Governance and Nominating Committee, and an Investment Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed. The Investment Committee consists of Messrs. Matthews and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met three times during the Trust’s most recent fiscal year.

The Investment Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Trust and the Funds with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The Investment Committee met four times during the Trust’s most recent fiscal year.

Securities Beneficially Owned by Each Trustee

As of December 31, 2013, the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Adela Cepeda	Large Capitalization Growth Investments	$10,001 - $50,000	Over $100,000
	Large Capitalization Value Equity Investments	$10,001 - $50,000
	Small Capitalization Growth Investments	$1 - $10,000
	Small Capitalization Value Equity Investments	$1 - $10,000
	International Equity Investments	$10,001 - $50,000
	Emerging Markets Equity Investments	$1 - $10,000
	Core Fixed Income Investments	$10,001 - $50,000
	High Yield Investments	$1 - $10,000
	International Fixed Income Investments	$1 - $10,000
	Municipal Bond Investments	$1 - $10,000
	Money Market Investments	None

W. Thomas Matthews	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Equity Investments	Over $100,000
	Small Capitalization Growth Investments	$10,001 - $50,000
	Small Capitalization Value Equity Investments	$10,001 - $50,000
	International Equity Investments	Over $100,000
	Emerging Markets Equity Investments	$10,001 - $50,000
	Core Fixed Income Investments	Over $100,000
	High Yield Investments	$50,001 – $100,000
	International Fixed Income Investments	$50,001 – $100,000
	Municipal Bond Investments	None
	Money Market Investments	None

Eric T. McKissack	Large Capitalization Growth Investments	None	None
	Large Capitalization Value Equity Investments	None
	Small Capitalization Growth Investments	None
	Small Capitalization Value Equity Investments	None
	International Equity Investments	None
	Emerging Markets Equity Investments	None
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None
	Money Market Investments	None

John J. Murphy	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Equity Investments	Over $100,000
	Small Capitalization Growth Investments	Over $100,000
	Small Capitalization Value Equity Investments	$50,001 – $100,000
	International Equity Investments	Over $100,000
	Emerging Markets Equity Investments	Over $100,000
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None
	Money Market Investments	$10,001 - $50,000

Mark J. Reed	Large Capitalization Growth Investments	$10,001 - $50,000	Over $100,000
	Large Capitalization Value Equity Investments	$10,001 - $50,000
	Small Capitalization Growth Investments	$10,001 - $50,000
	Small Capitalization Value Equity Investments	$1 - $10,000
	International Equity Investments	$10,001 - $50,000
	Emerging Markets Equity Investments	$10,001 - $50,000
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
	Money Market Investments	$1 - $10,000

James J. Tracy	Large Capitalization Growth Investments	$1 - $10,000	$10,001 - $50,000
	Large Capitalization Value Equity Investments	$1 - $10,000
	Small Capitalization Growth Investments	$1 - $10,000
	Small Capitalization Value Equity Investments	$1 - $10,000
	International Equity Investments	$1 - $10,000
	Emerging Markets Equity Investments	$1 - $10,000
	Core Fixed Income Investments	$1 - $10,000
	High Yield Investments	$1 - $10,000
	International Fixed Income Investments	$1 - $10,000
	Municipal Bond Investments	None
	Money Market Investments	$1 - $10,000

Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust, with the exception of the Funds’ CCO, do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

For the fiscal year ended August 31, 2014, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
John J. Murphy, Chairman	$175,000.00	None	None	$178,131.12
Adela Cepeda	$175,000.00	None	None	$188,924.77
W. Thomas Matthews	$175,000.00	None	None	$180,645.97
Eric T. McKissack	$175,000.00	None	None	$175,000.00
Mark J. Reed	$175,000.00	None	None	$185,730.80
Stephen E. Kaufman, Trustee Emeritus	$87,500.00	None	None	$88,037.14
H. John Ellis, Trustee Emeritus	$47,280.00	None	None	$47,280.00

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

Effective December 31, 2012, each Trustee who is not affiliated with the Manager, any Sub-adviser or the Funds’ distributor is entitled to receive an annual fee of $175,000. Prior to December 31, 2012, each such Trustee was entitled to receive an annual fee of $145,000. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board, which in the aggregate amounted to $33,969.80 for the fiscal year ended August 31, 2014.

The Board has adopted a Trustee Emeritus policy. Except as otherwise noted below, a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 77 years may elect to become a Trustee Emeritus. Upon reaching age 77, emeritus status is mandatory, or else the Trustee will retire. Emeritus Trustees may serve in emeritus status for a maximum of five (5) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus together with reasonable out-of-pocket expenses for each meeting attended. A Trustee Emeritus does not have voting rights with respect to matters pertaining to the Trust.

Messrs. Ellis and Kaufman are subject to the terms of the Trust’s previous Trustee Emeritus policy, which provides that a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of

80 years may be designated by the remaining Trustees as a Trustee Emeritus. Such Emeritus Trustees are entitled to serve in emeritus status for a maximum of ten (10) years from the date emeritus status is achieved, during which time they are entitled to receive a retainer together with reasonable out-of-pocket expenses for each meeting attended.1

CONTROL PERSONS

As of December 31, 2013, none of the Independent Trustees, or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any Sub-adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, any Sub-advisers or distributor of the Trust. Mr. Reed’s wife is employed by a subsidiary of the parent company of one of the Funds’ Sub-advisers; neither Mr. Reed nor his wife own any securities issued by the Sub-adviser or its parent company.

As of December 31, 2013, the Trustees and officers of the Trust as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of December 31, 2013, no shareholder owned of record or beneficially 5% or more of the outstanding shares of a Fund of the Trust.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Manager and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker

[1]	Mr. Ellis is also paid a fee per meeting attended.

effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended August 31, 2014, 2013 and 2012, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to CGMI[1]	Commissions Paid to MS & Co.[2]	% of Total Brokerage Commissions Paid to CGMI	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Capitalization Growth Investments	2014	$1,045,680	[3]	*	$13,755	*	1.32%	*	1.26%
	2013	$1,201,921	[4]	$31,211	$25,106	2.60%	2.09%	1.89%	1.28%
	2012	$1,667,925	[5]	$32,921	$37,279	1.97%	2.24%	1.26%	2.23%

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to CGMI[1]	Commissions Paid to MS & Co.[2]	% of Total Brokerage Commissions Paid to CGMI	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Capitalization Value Equity Investments	2014	$697,607	[3]	*	$7,830	*	1.12%	*	1.90%
	2013	$733,105	[4]	$3,668	$12,647	0.50%	1.73%	0.57%	2.08%
	2012	$761,332	[5]	$3,787	$10,018	0.50%	1.32%	0.64%	1.43%
Small Capitalization Growth Investments	2014	$676,265	[3]	*	$3,246	*	0.48%	*	0.42%
	2013	$693,241	[4]	$9,185	$1,735	1.32%	0.25%	1.22%	0.20%
	2012	$703,744	[5]	$1,845	$3,718	0.26%	0.53%	0.43%	0.54%
Small Capitalization Value Equity Investments	2014	$192,127	[3]	*	$354	*	0.18%	*	0.35%
	2013	$180,332	[4]	$559	$6	0.31%	0.00%	0.24%	0.01%
	2012	$198,431	[5]	N/A	$375	N/A	0.19%	N/A	0.45%
International Equity Investments	2014	$1,966,638	[3]	*	$21,731	*	1.10%	*	1.32%
	2013	$1,096,758	[4]	$8,534	$15,449	0.78%	1.41%	0.92%	1.11%
	2012	$614,539	[5]	$1,179	$4,541	0.19%	0.74%	0.10%	0.53%
Emerging Markets Equity Investments	2014	$418,278	[3]	*	N/A	*	N/A	*	N/A
	2013	$1,267,844	[4]	$6,270	$168,789	0.49%	13.31%	0.42%	8.20%
	2012	$1,037,317	[5]	$24,412	$33,059	2.35%	3.19%	1.90%	2.63%
Core Fixed Income Investments	2014	$6,078		N/A	N/A	N/A	N/A	N/A	N/A
	2013	$5,242		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$5,114		N/A	N/A	N/A	N/A	N/A	N/A
High Yield Investments	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2013	$2,068		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$6,603		N/A	N/A	N/A	N/A	N/A	N/A
International Fixed Income Investments	2014	$482		N/A	N/A	N/A	N/A	N/A	N/A
	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$1		N/A	N/A	N/A	N/A	N/A	N/A
Municipal Bond Investments	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Money Market Investments	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	N/A		N/A	N/A	N/A	N/A	N/A	N/A

*	As of August 29, 2013, CGMI was no longer affiliated person of the Funds.
[1]	CGMI includes commissions paid to Citigroup Global Markets Inc. or any of its affiliates from September 1, 2008, to August 28, 2013.
[2]	Morgan Stanley & Co. Incorporated (“MS & Co.”), includes commissions paid to MS & Co. or any of its affiliates from June 1, 2009, to present.
[3]	2014 Total includes commissions directed for research and statistical services for the period from July 1, 2013 to June 30, 2014 as follows: Large Capitalization Growth Investments—$217,711.35 ($1,068,518.05 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$59,963.34 ($692,107.25 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$124,023.03 ($1,246,095.47 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$43,896.91 ($205,609.78 total dollar amount of directed brokerage transactions); International Equity Investments—$240,738.34 ($1,114,491.29 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$114,691.88 ($397,436.07 total dollar amount of directed brokerage transactions).
[4]	2013 Total includes commissions directed for research and statistical services for the period from July 1, 2012 to June 30, 2013 as follows: Large Capitalization Growth Investments—$240,987.48 ($1,219,247.31 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$126,387.07 ($808,602.61 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$207,550.80 ($1,251,103.60 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$33,462.79 ($173,780.49 total dollar amount of directed brokerage transactions); International Equity Investments—$173,386.63 ($527,333.85 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$319,950.82 ($919,824.05 total dollar amount of directed brokerage transactions).
[5]	2012 Total includes commissions directed for research and statistical services for the period from July 1, 2011 to June 30, 2012 as follows: Large Capitalization Growth Investments—$ 48,792,282 ($446,098,191 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$86,126 ($69,755,099 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$88,046 ($81,794,280 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$11,124 ($3,960,127 total dollar amount of directed brokerage transactions); International Equity Investments—$25,994 ($74,302,761 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$168,993 ($106,317,617 total dollar amount of directed brokerage transactions).

The following table sets forth each Fund’s holdings of securities issued by the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period:

Fund Name	Value of Securities Held as of Fiscal Year Ended August 31, 2014
Large Capitalization Growth Investments
J.P. Morgan Securities LLC	$11,592,435

Large Capitalization Value Equity Investments
BNP Paribas Prime Brokerage, Inc.	$16,713,866
Citigroup Global Markets Inc.	$7,385,950
Deutsche Bank Securities Inc.	$2,720,112
Goldman Sachs & Co.	$9,457,367
J.P. Morgan Securities LLC	$30,135,799

International Equity Investments
Barclays Capital Inc.	$9,458,520
BNP Paribas Prime Brokerage, Inc.	$11,725,822
Credit Suisse Securities (USA) LLC	$6,948,392
Deutsche Bank Securities Inc.	$2,212,260
UBS Fund Services (USA) LLC	$6,931,350

Emerging Markets Equity Investments
J.P. Morgan Securities LLC	$4,359,205

Core Fixed Income Investments
Barclays Capital Inc.	$493,189
BNP Paribas Prime Brokerage, Inc.	$6,377,594
Citigroup Global Markets Inc.	$6,098,839
Credit Suisse Securities (USA) LLC	$2,766,193
Goldman Sachs & Co.	$9,756,690
J.P. Morgan Securities LLC	$8,187,146
UBS Fund Services (USA) LLC	$465,933

High Yield Investments
Barclays Capital Inc.	$225,000
BNP Paribas Prime Brokerage, Inc.	$6,050,329
J.P. Morgan Securities LLC	$4,390,175

International Fixed Income Investments
Barclays Capital Inc.	$2,007,372
BNP Paribas Prime Brokerage, Inc.	$591,175
Goldman Sachs & Co.	$466,063
J.P. Morgan Securities LLC	$1,206,691

Municipal Bond Investments
BNP Paribas Prime Brokerage, Inc.	$789,517

Money Market Investments
Barclays Capital Inc.	$13,999,969
BNP Paribas Prime Brokerage, Inc.	$11,996,627
Citigroup Global Markets Inc.	$10,000,000

PORTFOLIO TURNOVER

Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Fund.

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

The Funds’ turnover rates for the last two fiscal years were as follows:

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
Large Capitalization Growth Investments	56%	57%
Large Capitalization Value Equity Investments	24%	48%
Small Capitalization Growth Investments	80%	90%
Small Capitalization Value Equity Investments	31%	32%
International Equity Investments	95%	63%
Emerging Markets Equity Investments	29%	89%
Core Fixed Income Investments	446%	421%
High Yield Investments	57%	86%
International Fixed Income Investments	397%*	198%
Municipal Bond Investments	19%	9%

*	International Fixed Income Investments’ portfolio turnover rate was higher in 2014 compared to 2013 due to an elevated level of investment changes in the Fund’s portfolio made in response to variations in the foreign markets in which the Fund invests as well as changes in assets affecting the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Sub-advisers. The Consulting Group, a division of CGAS, and each a business of MSSB Holdings, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Manager on behalf of the Funds (“Sub-advisory Agreements”).

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, BBH&Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

Under the Management Agreement, each Fund pays CGAS a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets. CGAS pays each Sub-adviser, based on the rates applied to each respective Fund’s average daily net assets on a monthly basis. The maximum allowable annual management fee, the aggregate sub-advisory fee paid by CGAS to the Sub-advisers and the fee retained by CGAS for the fiscal year ended August 31, 2014, are indicated below:

Fund	Subadvisory Fee*	CGAS Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.36%	0.30%	0.70%
Emerging Markets Equity Investments	0.49%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.27%	0.23%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments	0.08%	0.00%	0.08%

*	Effective rate based on average net assets for the period ended August 31, 2014.

The Funds’ investment management fee paid to CGAS for the fiscal years ended August 31, 2014, 2013, and 2012 are as follows:

	Fiscal year ended August 31, 2014			Fiscal year ended August 31, 2013			Fiscal year ended August 31, 2012
Fund	Management Fee	Management Fee Waiver		Management Fee	Management Fee Waiver		Management Fee	Management Fee Waiver
Large Capitalization Growth Investments	$9,833,111	$0		$9,463,713	$0		$9,643,737	$0
Large Capitalization Value Equity Investments	$8,156,686	$9,389		$6,639,014	$0		$6,738,611	$0
Small Capitalization Growth Investments	$2,426,596	$18,015		$2,130,505	$10,854		$2,079,680	$23,397
Small Capitalization Value Equity Investments	$2,150,608	$19,793		$1,648,004	$7,384		$1,580,612	$20,926
International Equity Investments	$7,445,240	$402,938		$4,469,595	$74,527		$2,486,510	$23,977
Emerging Markets Equity Investments	$3,553,322	$427,618		$5,177,827	$650,264		$6,740,094	$945,932
Core Fixed Income Investments	$3,595,540	$26,474		$3,909,570	$9,551		$4,857,459	$52,640
High Yield Investments	$1,341,493	$304,141		$1,318,338	$287,671		$985,612	$226,582
International Fixed Income Investments	$1,373,587	$0		$1,945,698	$0		$1,776,667	$35,061
Municipal Bond Investments	$333,712	$0		$340,410	$0		$408,135	$0
Money Market Investments	$272,130	$301,225	[1]	$268,491	$155,850	[1]	$182,939	$24,909	[1]

[1]	The Manager voluntarily waived and/or reimbursed certain fees or expenses to maintain a positive yield.

Administrator. BBH&Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH&Co. receives an annual asset-based fee of 0.025% on assets up to the first $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion and out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

The Funds’ administration, fund accounting and custody service fees paid to BBH&Co. for the fiscal years ended August 31, 2014, 2013 and 2012 are as follows:

	Fiscal year ended August 31, 2014		Fiscal year ended August 31, 2013		Fiscal year ended August 31, 2012
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Large Capitalization Growth Investments	$437,935	$0	$448,838	$0	$464,917	$0
Large Capitalization Value Equity Investments	$357,549	$0	$317,589	$0	$333,372	$0
Small Capitalization Growth Investments	$102,438	$0	$93,315	$0	$41,678	$0
Small Capitalization Value Equity Investments	$96,587	$0	$76,560	$0	$73,226	$0
International Equity Investments	$565,133	$0	$396,941	$0	$271,698	$0
Emerging Markets Equity Investments	$386,718	$0	$586,279	$0	$649,179	$0
Core Fixed Income Investments	$626,563	$0	$630,041	$0	$738,836	$0
High Yield Investments	$179,071	$0	$166,858	$0	$145,262	$0
International Fixed Income Investments	$245,247	$0	$338,617	$0	$155,656	$0
Municipal Bond Investments	$38,469	$0	$40,035	$0	$49,271	$0
Money Market Investments	$124,361	$0	$118,518	$0	$72,738	$4,276	[1]

[1]	The Administrator voluntarily agreed to waive a portion of its fee for Money Market Investments during the fiscal year ended August 31, 2012.

Until June 1, 2009, CGAS’ predecessor, Citigroup Investment Advisory Services, was a subsidiary of Citigroup Inc. On June 1, 2009, MS&Co. and Citigroup Inc. formed a joint venture known as MSSB Holdings, of which CGAS is a wholly-owned subsidiary. As of January 1, 2014, MS&Co. owns a majority stake in the joint venture with Citigroup Inc. CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Morgan Stanley’s Consulting Group, which works in conjunction with CGAS, has extensive experience in providing investment adviser selection services. Consulting Group, through its predecessor, the Consulting Services Division, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of a universe of registered investment advisory firms. As of October 31, 2014, CGAS, of which Consulting Group is a party, provided services with respect to over $6,926 billion of client assets representing over nine thousand separate accounts under a variety of programs designed for individual and institutional investors.

The Manager, Morgan Stanley and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager, with the exception of the Trust’s CCO, for whom the Trust reimburses a portion of his annual compensation. Morgan Stanley maintains office facilities for the Trust. The Manager, the Sub-advisers and BBH&Co. bear all expenses in connection with the performance of their respective services under the Management Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of each Fund’s securities and any ongoing arrangements to make available information about the Fund’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Manager, the Administrator, Morgan Stanley or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Fund’s business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least five days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Morgan Stanley or the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor. In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning Money Market Investments’ portfolio holdings will be posted with the Funds’ other disclosure documents on the Morgan Stanley website five business days after the end of the month and remain posted on the website for six months thereafter. Also, detailed information about Money Market Investments’ portfolio holdings, including their mark-to-market values will be disclosed to the SEC on a monthly basis on Form N-MFP. This information on Form N-MFP will be made public by the SEC with a 60 day lag.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:

1.	Each Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	Each Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Fund) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	Each Fund’s sector weightings, performance attribution (e.g., analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The Fund’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Fund, the Manager, and any other affiliated party may not receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Trustees.

The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.

Set forth below are charts showing those parties with whom the Manager, on behalf of each Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
Thomson Reuters Vestek	Daily	None
FactSet Research Systems Inc.	Daily	None
Morningstar Inc.	Daily	None
MSCI Inc.	Daily	None
Insignis	Daily	None
Portfolio Management Technology	Monthly	One business day after month end
Bloomberg	Monthly	30 days after quarter end
Fitch, Inc.	Monthly	30 days after quarter end
Lipper	Monthly	30 days after quarter end
Moody’s Corp.	Monthly	30 days after quarter end
Investment Company Institute (ICI)	Monthly	30 days after quarter end
S&P	Monthly	30 days after quarter end
ITG	Monthly	None

FX Transparency, LLC	Quarterly	None
Global Trading Analytics	Quarterly	1-3 business day(s) after quarter end
Zeno Consulting	Quarterly	1-3 business day(s) after quarter end

Abel Noser	As Needed	None
Ernst & Young (Passive Foreign Investment Company analytics)	As Needed	None
ISS (Proxy Voting Services)	As Needed	None

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the Trust’s website at:

www.morganstanley.com/cgcm

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. BNY Mellon Investment Servicing (US) Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Large Capitalization Growth Investments

Frontier Capital Management Co., LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen M. Knightly, CFA®*	4	$2.810 billion	1	$151 million	39	$2.157 billion
Christopher J. Scarpa*	4	$2.810 billion	1	$151 million	39	$2.157 billion

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen M. Knightly, CFA®	1	$1.083 million	0	$0	0	$0
Christopher J. Scarpa	1	$1.083 million	0	$0	0	$0

Jackson Square Partners, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte, CFA®*	16	$9.6 billion	8	$891.2 million	49	$8.6 billion
Christopher J. Bonavico, CFA®*	21	$11.9 billion	11	$2.4 billion	61	$9.8 billion
Christopher M. Ericksen, CFA®*	15	$9.5 billion	6	$721.5 million	45	$8.0 billion
Daniel J. Prislin, CFA®*	16	$9.6 billion	8	$891.2 million	51	$8.6 billion

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte, CFA®	2	$2.2 billion	0	$0	5	$1.0 billion
Christopher J. Bonavico, CFA®	2	$2.2 billion	0	$0	6	$1.1 billion
Christopher M. Ericksen, CFA®	2	$2.2 billion	0	$0	3	$797.5 million
Daniel J. Prislin, CFA®	2	$2.2 billion	0	$0	5	$1.0 billion

Wells Capital Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence, CFA®*	17	$9,165 million	4	$229 million	116	$6,473 million
Michael T. Smith, CFA®*	17	$9,165 million	4	$229 million	116	$6,473 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence, CFA®	0	$0	0	$0	1	$74 million
Michael T. Smith, CFA®	0	$0	0	$0	1	$74 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	12	$3,355 million	5	$350 million	466	$13,074 million
Ethan J. Meyers, CFA®*	11	$3,267 million	3	$316 million	425	$12,796 million
John M. Montgomery*	11	$3,267 million	3	$316 million	428	$12,800 million
Hamlen Thompson*	11	$3,267 million	3	$316 million	428	$12,801 million
Bruce N. Jacobs, CFA®*	11	$3,267 million	3	$316 million	439	$12,799 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$28 million	27	$1,822 million
Ethan J. Meyers, CFA®	0	$0	0	$0	27	$1,822 million
John M. Montgomery	0	$0	0	$0	27	$1,822 million
Hamlen Thompson	0	$0	0	$0	27	$1,822 million
Bruce N. Jacobs, CFA®	0	$0	0	$0	27	$1,822 million

Large Capitalization Value Equity Investments Artisan Partners Limited Partnership

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
Daniel L. Kane, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
James C. Kieffer, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
George O. Sertl, Jr., CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager Name	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite, CFA®	0	$0	0	$0	1	$74.56 million
Daniel L. Kane, CFA®	0	$0	0	$0	1	$74.56 million
James C. Kieffer, CFA®	0	$0	0	$0	1	$74.56 million
George O. Sertl, Jr., CFA®	0	$0	0	$0	1	$74.56 million

Cambiar Investors, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brian M. Barish, CFA®	10	$3,421.7 million	0	$0	796	$5,858.2 million
Maria L. Mendelsberg, CFA®	6	$2,799.4 million	0	$0	514	$3,758 million
Anna (Ania) A. Aldrich, CFA®	10	$3,158.9 million	0	$0	818	$5,906.5 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Timothy A. Beranek	5	$2,799.4 million	0	$0	514	$3,758 million
Andrew P. Baumbusch	8	$3,155.6 million	0	$0	794	$5,845.7 million
Jeffrey H. Susman	6	$2,799.4 million	0	$0	514	$3,758 million

HGK Asset Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael Pendergast, CFA®	66	$1.936 billion	928	$1.196 billion	0	$0

NFJ Investment Group LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Ben J. Fischer, CFA®	21	$28,713 million	63	$12,818 million	4	$433 million
R. Burns McKinney, CFA®	14	$19,155 million	49	$11,885 million	2	$341 million
Thomas W. Oliver, CPA, CFA®	16	$19,229 million	52	$12,175 million	2	$341 million
Paul A. Magnuson	18	$28,558 million	58	$12,356 million	4	$433 million
Morley D. Campbell, CFA®	11	$21,060 million	36	$7,874 million	2	$92 million
L. Baxter Hines, CFA®	13	$18,281 million	47	$11,682 million	2	$341 million
Jeff N. Reed, CFA®	10	$14,615 million	31	$7,725 million	0	$0
John R. Mowrey, CFA®	11	$6,760 million	31	$5,093 million	4	$433 million

Small Capitalization Growth Investments Wall Street Associates LLC
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul J. Ariano, CFA®	3	$446.5 million	0	$0	13	$637 million
Paul K. LeCoq	3	$446.5 million	0	$0	13	$637 million
Luke Jacobson, CFA®	3	$446.5 million	0	$0	13	$637 million
Alexis Waadt	3	$446.5 million	0	$0	13	$637 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	12	$3,815 million	5	$350 million	466	$13,074 million
Ethan J. Meyers, CFA®*	11	$3,727 million	3	$316 million	425	$12,796 million
John M. Montgomery*	11	$3,727 million	3	$316 million	428	$12,800 million
Hamlen Thompson*	11	$3,727 million	3	$316 million	428	$12,801 million
Bruce N. Jacobs, CFA®*	11	$3,727 million	3	$316 million	439	$12,799 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$28 million	27	$1,822 million
Ethan J. Meyers, CFA®	0	$0	0	$0	27	$1,822 million
John M. Montgomery	0	$0	0	$0	27	$1,822 million
Hamlen Thompson	0	$0	0	$0	27	$1,822 million
Bruce N. Jacobs, CFA®	0	$0	0	$0	27	$1,822 million

Small Capitalization Value Equity Investments Delaware Investments Fund Advisers

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher S. Beck	5	$4.6 billion	0	$0	11	$297.7 million
Kent P. Madden	5	$4.6 billion	0	$0	7	$91.7 million
Steven G. Catricks	5	$4.6 billion	0	$0	9	$91.7 million
Kelley A. McKee	5	$4.6 billion	0	$0	8	$91.7 million

NFJ Investment Group LLC
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul A. Magnuson	18	$28,892 million	58	$12,356 million	4	$433 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Ben J. Fischer, CFA®	21	$29,050 million	63	$12,817.7 million	4	$433 million
Morley D. Campbell, CFA®	11	$21,394 million	36	$7,874.3 million	2	$92 million
John R. Mowrey, CFA®	10	$6,672 million	31	$5,093.2 million	4	$433 million

Rutabaga Capital Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Schliemann	1	$83.5 million	2	$117.1 million	25	$821.3 million
Brent Miley	1	$83.5 million	2	$117.1 million	25	$821.3 million
N. Carter Newbold	1	$83.5 million	2	$117.1 million	25	$821.3 million
Dennis Scannell	1	$83.5 million	2	$117.1 million	25	$821.3 million
Robert Henderson	1	$83.5 million	2	$117.1 million	25	$821.3 million

International Equity Investments Causeway Capital Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer*	12	$11.860 billion	18	$4.125 billion	102	$18.414 billion
Harry W. Hartford*	12	$11.860 billion	18	$4.125 billion	94	$18.374 billion
James A. Doyle*	12	$11.860 billion	18	$4.125 billion	95	$18.375 billion
Jonathan P. Eng*	12	$11.860 billion	18	$4.125 billion	92	$18.375 billion
Kevin Durkin*	12	$11.860 billion	18	$4.125 billion	90	$18.375 billion
Foster Corwith*	12	$11.860 billion	18	$4.125 billion	90	$18.374 billion
Conor Muldoon*	12	$11.860 billion	18	$4.125 billion	97	$18.375 billion
Alessandro Valentini*	12	$11.860 billion	18	$4.125 billion	90	$19.373 billion
Ellen Lee[1]*	11	$11.683 billion	17	$4.178 billion	109	$20.262 billion

[1]	Information as of March 31, 2015
*	Portfolio Managers manage accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer	0	$0	0	$0	3	$1.058 billion
Harry W. Hartford	0	$0	0	$0	3	$1.058 billion
James A. Doyle	0	$0	0	$0	3	$1.058 billion
Jonathan P. Eng	0	$0	0	$0	3	$1.058 billion
Kevin Durkin	0	$0	0	$0	3	$1.058 billion
Foster Corwith	0	$0	0	$0	3	$1.058 billion
Conor Muldoon	0	$0	0	$0	3	$1.058 billion
Alessandro Valentini	0	$0	0	$0	3	$1.058 billion
Ellen Lee[1]	0	$0	0	$0	3	$1.035 billion

[1]	Information as of March 31, 2015

OppenheimerFunds, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
George R. Evans, CFA®	4	$23 billion	2	$383.33 million	2	$401.57 million
Robert B. Dunphy, CFA®	3	$19.89 billion	2	$383.33 million	1	$99.35 million

Philadelphia International Advisors LP

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams, CFA®	3	$204.7 million	2	$234.6 million	41	$1,193 million
Robert C. Benthem de Grave	3	$204.7 million	2	$234.6 million	41	$1,193 million
Stephen C. Dolce, CFA®	3	$204.7 million	2	$234.6 million	41	$1,193 million
Scott E. Decatur, PhD	2	$98.6 million	0	$0	1	$85.7 million
Wei Huang, PhD	3	$204.7 million	2	$234.6 million	41	$1,193 million

Schroder Investment Management North America Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®*	6	$9,599.06 million	6	$734.93 million	21	$4,572.25 million
James Gautrey*	4	$922.27 million	1	$101.5 million	10	$1,784.49 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®	2	$8,676.79 million	0	$0	0	$0
James Gautrey	0	$0	0	$0	0	$0

Emerging Markets Equity Investments Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald*	9	$23,319.8 million	19	$10,250.3 million	166	17,394.8 million
Rohit Chopra*	7	$20,035.2 million	17	$9,600.5 million	82	$15,367.3 million
Monika Shrestha*	7	$20,035.2 million	17	$9,600.5 million	82	$15,367.3 million
John R. Reinsberg*	9	$7,083.1 million	5	$776.7 million	76	$12,950.7 million
Kevin O’Hare, CFA*	6	$1,727.0 million	8	$685.8 million	15	$3,583.2 million
Peter Gillespie, CFA*	6	$1,727.0 million	8	$685.8 million	15	$3,583.2 million

*  Portfolio Managers manage accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald	1	$3,379.1 million	0	$0	3	$2,059.2 million
Rohit Chopra	0	$0	0	$0	3	$2,059.2 million
Monika Shrestha	0	$0	0	$0	3	$2,059.2 million
John R. Reinsberg	0	$0	0	$0	1	$99.8 million
Kevin O’Hare, CFA®	0	$0	0	$0	1	$2,427.3 million
Peter Gillespie, CFA®	0	$0	0	$0	1	$2,427.3 million

Vontobel Asset Management Inc.
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rajiv Jain*	10	$12,856 million	27	$20,758 million	46	$14,541 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rajiv Jain	0	$0	0	$0	2	$260 million
Core Fixed Income Investments BlackRock Financial Management, Inc.
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Antonelli*	2	$1.24 billion	20	$6.90 billion	105	$46.34 billion
Akiva Dickstein*	8	$4.79 billion	26	$8.69 billion	105	$46.34 billion

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Antonelli	0	$0	1	$19.74 million	3	$1.16 million
Akiva Dickstein	0	$0	1	$278.9 million	3	$1.16 million
Metropolitan West Asset Management LLC
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle*	25	$57,229.0 million	31	$4,229.6 million	231	$28,678.9 million
Laird Landmann*	25	$51,170.5 million	31	$4,229.6 million	231	$28,767.1 million
Stephen Kane, CFA®*	26	$51,152.0 million	33	$5,090.4 million	231	$28,767.1 million
Bryan Whalen, CFA®*	23	$57,207.4 million	31	$4,299.6 million	229	$26,841.5 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle	2	$224.4 million	26	$2,778.8 million	6	$2,729.9 million
Laird Landmann	1	$219.0 million	26	$2,778.8 million	6	$2,729.9 million
Stephen Kane, CFA®	2	$224.4 million	27	$3,172.2 million	6	$2,729.9 million
Bryan Whalen, CFA®	1	$219.0 million	26	$2,778.8 million	6	$2,729.9 million

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	109	$199,790 million	237	$93,028 million	669	$178,078 million
Carl L. Eichstaedt*	14	$24,689 million	9	$3,972 million	169	$46,702 million
Mark S. Lindbloom*	15	$27,705 million	9	$6,914 million	154	$42,341 million
Michael C. Buchanan, CFA®*	43	$36,507 million	57	$33,886 million	187	$52,766 million
Chia-Liang Lian, CFA®*	4	$677 million	33	$13,413 million	170	$40,149 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	9	$2,073 million	56	$17,332 million
Carl L. Eichstaedt	0	$0	0	$0	23	$8,225 million
Mark S. Lindbloom	0	$0	0	$0	23	$8,349 million
Michael C. Buchanan, CFA®	0	$0	3	$1,312 million	20	$8,066 million
Chia-Liang Lian, CFA®	0	$0	1	$144 million	27	$9,551 million

High Yield Investments PENN Capital Management Company, Inc.
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker*	4	$438.5 million	14	$812.9 million	224	$6,919 million
Eric J. Green*	4	$438.5 million	14	$812.9 million	224	$6,919 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker	0	$0	2	$53.9 million	2	$371.6 million
Eric J. Green	0	$0	2	$53.9 million	2	$371.6 million
Western Asset Management Company
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	109	$199,790 million	237	$93,028 million	669	$178,078 million
Michael C. Buchanan, CFA®*	43	$36,507 million	57	$33,886 million	187	$52,766 million
Walter E. Kilcullen*	6	$2,775 million	9	$4,428 million	19	$3,150 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	9	$2,073 million	56	$17,332 million
Michael C. Buchanan, CFA®	0	$0	4	$1,312 million	20	$8,066 million
Walter E. Kilcullen	0	$0	0	$0	0	$0

International Fixed Income Investments Pacific Investment Management Company LLC
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta*	0	$0	1	$487.7 million	0	$0
Kendall Miller, CFA®*	0	$0	192	$84,603 million	2	$21.19 million
Michael A. Gomez*	7	$25,278 million	30	$25,471 million	22	$13,056 million

*  Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta	0	$0	0	$0	0	$0
Kendall Miller, CFA®	0	$0	8	$3,030.43 million	0	$0
Michael A. Gomez	0	$0	0	$0	2	$5,675.14 million
Municipal Bond Investments McDonnell Investment Management, LLC
Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen Wlodarski, CFA®	1	$30.5 million	0	$0	532	$7,931 million
James Grabovac, CFA®	1	$30.5 million	0	$0	62	$3,064 million
Dawn Mangerson	1	$30.5 million	0	$0	142	$1,861 million

Money Market Investments The Dreyfus Corporation

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Patricia A. Larkin	24	$159,141 million	5	$23,034 million	0	$0
Bernard W. Kiernan, Jr.	24	$159,141 million	5	$23,034 million	0	$0
James G. O’Connor	24	$159,141 million	5	$23,034 million	0	$0
Thomas Riordan	24	$159,141 million	5	$23,034 million	0	$0
Edward J. Von Sauers	24	$159,141 million	5	$23,034 million	0	$0

PORTFOLIO MANAGER COMPENSATION

Artisan Partners Limited Partnership (“Artisan”)

The Manager pays Artisan a fee based on the assets under management of Large Capitalization Value Equity Investments set forth in an investment sub-advisory agreement between Artisan and the Manager. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to Large Capitalization Value Equity Investments. An Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of the bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager’s interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm. All of Artisan’s portfolio managers, have or are expected to have over a reasonable time, equity interests in the firm.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
David Antonelli	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Dickstein has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Cambiar Investors, LLC

Investment professionals receive a competitive salary plus a bonus tied to firm and individual performance. Analyst contributions are measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. Bonuses are received annually in July and measured for a one year period.

Causeway Capital Management LLC (“Causeway”)

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Durkin, Muldoon, Corwith, and Valentini and Ms. Lee receive salary, incentive compensation (including potential equity and/or synthetic equity awards), and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.

Delaware Investments Fund Advisers (“Delaware”)

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third-parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments Fund Advisers keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Fund Advisers Incentive Unit Plan, the Delaware Investments Fund Advisers Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Fund Advisers Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Fund Advisers Incentive Unit Plan (“the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Fund Advisers Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Fund Advisers Family of Funds-managed funds pursuant to the terms of the Delaware Investments Fund Advisers Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

The Dreyfus Corporation (“Dreyfus”)

Dreyfus offers competitive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketing and client service personnel. Dreyfus’ goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm.

Dreyfus provides a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Dreyfus’ on-going success. The competitive compensation package, which is not formula driven, includes base pay and the potential for bonus/annual incentive.

Frontier Capital Management Co., LLC (“Frontier”)

Frontier’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

HGK Asset Management, Inc. (“HGK”)

HGK’s investment personnel are compensated utilizing a combination of salary, equity ownership through the Employee Stock Option Plan (“ESOP”), and incentive bonuses. All employees tenured more than one year participate in the firm’s ESOP. The ESOP distribution is based on a percentage of the employee’s salary. Additionally, senior management employment contracts have a revenue participation component.

Jackson Square Partners, LLC (“Jackson Square”)

Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more ‘sponsors’ who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which – in turn – is correlated with AUM, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the compensation paid to the investment team is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. We believe this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Lazard Asset Management LLC (“Lazard”)

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the fund’s strategies. Portfolio managers responsible for managing the fund may also manage sub-advised other registered investment companies, proprietary registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of the accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

The variable bonus is based on the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the fund’s portfolio management team in respect of its management of the fund is determined by reference to the MSCI Emerging Markets Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

McDonnell Investment Management, LLC (“McDonnell”)

Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

•	Competitive base salary

•	Performance based bonus pool

•	Financial Performance of Sub-adviser

•	Portfolio manager performance

•	Client satisfaction/retention

•	Quality benefits program

•	Company equity participation

Portfolio manager compensation is not quantitatively based on the Portfolio’s investment performance or on the value of the Portfolio’s assets under management. However, the Portfolio’s performance, which is compared against the Barclays Capital Municipal Bond Index, as well as the performance of other accounts managed by the Sub-adviser, is a component of bonus compensation.

Metropolitan West Asset Management LLC (“MetWest”)

Since MetWest is a subsidiary of The TCW Group, Inc. (“TCW”), MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

NFJ Investment Group LLC (“NFJ”)

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one- year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components are awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

OppenheimerFunds, Inc.

Portfolio managers are employed and compensated by the Sub-adviser or an affiliate, not by the International Equity Investments. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio managers with respect to International Equity Investments is Morningstar - Foreign Large Growth. The compensation structure of the other funds and accounts managed by the Portfolio

Managers are generally the same as the compensation structure of International Equity Investments, described above.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•	Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation a percentage of total compensation, which is in line with market practices.

•

The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PENN Capital Management Co., Inc. (“PENN Capital”)

PENN is 100% employee owned, which gives its personnel a direct stake in the firm’s success. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the portfolio managers is based on three components: (a) base salary, (b) discretionary performance-based bonus, and (c) profit participation. The discretionary performance-based bonus depends on certain factors, including but not limited to, management fees generated by outperformance, net of fees, of all styles managed by the Advisor, relative to the respective style’s benchmark. Each portfolio manager’s bonus is ultimately determined and allocated by the Advisor’s executive committee.

Philadelphia International Advisors LP (“PIA”)

PIA’s Portfolio Managers have a compensation package that may include: base salary (fixed), revenue sharing (fixed percentage), performance bonuses (variable), and partnership distributions (based on the firm’s profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, President, and is based on how well the Portfolio Manager’s recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager’s general contribution to the overall management process. The performance bonus is distributed at year-end based on the pre-tax performance of the previous one and three year periods.

Rutabaga Capital Management LLC

The portfolio manager’s compensation consists of a salary and a bonus. Salary is fixed and based on the portfolio manager’s long-term contribution to the firm. Bonuses are allocated at year-end based on the profitability of the firm. Individual bonuses vary depending on the manager’s long and short-term contribution to the firm and its managed accounts. No portion of total compensation is directly tied to either Fund performance or the value of assets in the Fund although general portfolio performance is one of many factors considered in setting compensation levels. Other factors considered in both salary and bonus are: investment idea generation, team participation and enhancement, client relationships and investment intelligence. The firm’s President determines each portfolio manager’s overall contribution to the firm and sets the salary and bonus levels.

Schroder Investment Management North America Inc. (“Schroders”)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each item, Schroders assesses the performance of their accounts relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and which are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Vontobel Asset Management, Inc. (“Vontobel”)

The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager, amounts deferred equal approximately one year’s total compensation on a rolling basis. The portfolio manager does not receive any compensation directly from the Fund or the Trust.

Wall Street Associates LLC

Investment professionals receive highly competitive compensation packages including a fixed salary, bonus and 401(k) profit sharing while working in an energetic, entrepreneurial environment. Bonuses are based on 1-year and 3-year performance vs. individual benchmarks based on each portfolio manager’s area of sector/industry responsibility. The goal is to outperform the benchmark, with no additional bonus based on the magnitude of outperformance. Compensation is not based on the value of assets held in the Fund or tax considerations.

Wells Capital Management, Inc. (“WellsCap”)

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.

Western Asset Management Company (“Western”)

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation.

Westfield Capital Management Co., L.P. (“Westfield”)

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•	Investment Committee members may be eligible to receive equity interest in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•	Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. A sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a sub-adviser and its affiliates.

Artisan Partners Limited Partnership (“Artisan”)

Artisan’s investment team, led by Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr., and Daniel L. Kane, manages portfolios for multiple clients in three investment strategies (U.S. mid-cap value, U.S. small-cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Fund and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan’s U.S. midcap value strategy, including the Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the U.S. mid-cap value investment team benefit all clients within the strategy. Artisan’s administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan’s Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including the Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan’s proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, the shares are allocated to clients’ accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan’s proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings. The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan’s written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Short Selling. Artisan has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars. As an investment adviser, Artisan has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Subject to Artisan’s duty to seek best execution, Artisan’s selection of broker-dealers is affected by Artisan’s receipt of research services.

Artisan uses client commissions (i) to acquire third-party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

Artisan has adopted written procedures with respect to soft dollars.

Proprietary and Personal Investments and Code of Ethics. Artisan’s proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan’s clients, including the Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. The Code requires preapproval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.2

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Proxy Voting. Artisan or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. As described in its proxy voting policy, Artisan will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan or its affiliate; (iii) Artisan or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan or its affiliate, or an employee of Artisan or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan’s proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan’s clients, including the Fund.

Fees. Like the fees Artisan receives from the Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of August 31, 2014, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts

[2]

Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

is in Artisan’s U.S. mid-cap value strategy. Although Artisan may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Antonelli and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Antonelli and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Cambiar Investors, LLC (“Cambiar”)

Cambiar’s portfolio managers may manage accounts for other clients including mutual funds, wrap fee programs, pension plans, endowments or other separate accounts managed on behalf of individuals or public or private institutions. Portfolio managers are generally responsible for managing accounts within a particular investment discipline or across complementary disciplines that are generally managed using similar investment strategies, subject to factors including particular account restrictions and objectives and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Cambiar may aggregate contemporaneous purchase and sell orders for client accounts into a single trade. Under Cambiar’s trading policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. Accounts that may be aggregated separately due to client restrictions, different investment platforms or for other reasons are typically executed on a rotation basis. In the event Cambiar participates in any initial public offerings (“IPO”), Cambiar’s policy and practice is to allocate

IPO shares fairly and equitably among advisory clients so as not to advantage any firm, personal or related account and so as not to favor or disfavor any client, or group of clients, over any other.

Cambiar has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise relating to portfolio management and trade allocation. Cambiar conducts annual reviews of the firm’s policies and procedures to determine that they are current and operate effectively in view of the firm’s business practices, advisory services and regulatory requirements. In addition, Cambiar monitors a variety of areas, including compliance with the firm’s Code of Ethics, on an ongoing basis.

Causeway Capital Management LLC (“Causeway”)

Causeway’s portfolio managers who manage a sleeve of the International Equity Investments portfolio of the Consulting Group Capital Markets Funds (“Causeway Sleeve”) also provide investment management services to other accounts, including corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Causeway Sleeve, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global equity securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway Sleeve that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in Causeway’s equity and Messrs. Doyle, Eng, Durkin, Muldoon, Corwith, and Valentini and Ms. Lee have minority interests in Causeway’s equity.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Delaware Investments Fund Advisers (“Delaware”)

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account or fund may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

The Dreyfus Corporation (“Dreyfus”)

Dreyfus continually assesses its business for potential conflicts and develops policies and procedures to address those conflicts. Dreyfus Compliance is responsible for ensuring that conflicts are properly addressed and disclosed and that procedures are adequate.

Generally, CIS policy is to make every effort to ensure fair and equitable treatment of accounts in priority of execution of orders, allocation of securities, price obtained in the execution of block trades, timeliness and efficiency in the execution of orders, and accuracy of records with respect to trade execution and maintenance of client account positions.

No client (fund) will be favored over any other client in execution of trades. Aggregation (blocking) of trades will be done if consistent with the expectation of best execution, fund guidelines and the governing investment management agreement.

Cancellations or modifications should occur on the date the trade is placed. Any modifications or cancellations that occur after the trade date must be processed in accordance with Trade Error procedures.

When a trade is placed for more than one fund, CIS may, in its discretion, aggregate orders or block trades when CIS believes this will result in more favorable execution. All CIS funds may participate in a block trade to the extent that it is consistent with the accounts’ investment policy, guidelines and restrictions.

Frontier Capital Management Co., LLC (“Frontier”)

In connection with its management of client accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts of interest may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts.

HGK Asset Management, Inc. (“HGK”)

Certain inherent conflicts of interest arise from the fact that HGK and its affiliates act on behalf of the Fund and carry on investment activities for other clients, such as other investment funds or accounts sponsored, managed and/or otherwise advised by HGK and/or its affiliates in which the Fund will have no interest. HGK is not under any obligation to devote its full time to the business of the Fund and is only required to devote such time and attention to the affairs of the Fund as it may deem appropriate, in its sole and absolute discretion. HGK and its affiliates provide advice to other investment vehicles and manage other accounts for which they are compensated. Certain of such other investment vehicles and/or accounts may have, investment objectives and utilize strategies similar to the investment objective and strategies of the Fund. In the event a conflict of interest arises, HGK will seek to resolve such conflict in a fair and equitable manner. HGK has adopted policies and procedures to ensure that its trading practices are fair to all clients and that no client or account is unduly favored or disadvantaged over any other.

Jackson Square Partners, LLC (“Jackson Square”)

The payment of a performance fee by some, but not all, clients (and the payment of performance fees at varying rates) may create an incentive for Jackson Square to disproportionately allocate time, services or functions to clients paying performance fees (or clients paying performance fees at a higher rate), or allocate investment opportunities to such clients. Generally, this conflict will be mitigated by our policies and procedures regarding allocation, including that investment opportunities that are appropriate for more than one client will be allocated on an equitable basis. In addition, payment of a performance fee may create an incentive for us to cause an account to make investments that are riskier or more speculative than would be the case if this payment or allocation were not made. It is our intent, however, that all client portfolios will be managed in like fashion, regardless of fee structure.

Client accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. Jackson Square also may advise client accounts with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for one or more client accounts. Jackson Square may also have conflicts in allocating personnel’s time and services among client accounts. Jackson Square will devote as much time to each client account as it deems appropriate to perform its duties in accordance with its investment advisory agreement.

Jackson Square has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Advisers Act. Jackson Square will seek to act in good faith and to treat all clients in a fair and equitable manner over time, regardless of the client’s fee arrangements or the influence of a client or client’s beneficiaries. We will employ various controls to assist in the disclosure and management of potential conflicts of interest and will maintain policies (including the code of ethics and a trade allocation policy) that will be designed to mitigate any such conflicts.

Personal Trading

The code of ethics will require all Jackson Square employees to comply with applicable U.S. federal securities laws at all times. The code of ethics will prohibit personal trading in certain securities if the employee has actual knowledge that the security is being considered for purchase or sale for our clients, certain short-term trading and short sales in certain securities. In addition, the code of ethics will include a 7-day blackout period designed to prevent front-running and various other activities that create conflicts with the interests of clients.

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the fund may invest or that may pursue a strategy similar to the fund’s investment strategy (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, as a series of a registered investment company, the fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

2.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. The portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Fund.

3.	Generally, Lazard and/or some or all of the portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.

4.	Certain portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the fund. In addition, certain hedge funds managed by Lazard (but not the Fund’s portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

McDonnell Investment Management, LLC (“McDonnell”)

There are certain inherent and potential conflicts of interest between the Sub-adviser’s management of the Fund and the activities of other accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. A potential conflict of interest may arise as a result of the portfolio manager(s)’ day-to-day management of the Fund. For example, the Sub-adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund. While the portfolio manager(s)’ management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager(s)’ management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which may be exacerbated to the extent that McDonnell or the portfolio manager(s) receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Because of their positions with the Fund, the portfolio manager(s) know the size, timing, and possible market impact of portfolio trades. It is theoretically possible that the portfolio manager(s) could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts, which Sub-adviser advises. Although Sub-adviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the Sub-adviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund, or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-adviser have different investment objectives or considerations than the Fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.

The Sub-adviser may, from time to time, hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case, if the Sub-adviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Sub-adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

Metropolitan West Asset Management LLC (“MetWest”)

MetWest’s portfolio managers are responsible for the management of more than one account. Management of more than one account leads to the potential for the allocation of particular transactions in a way that may favor one account over another. The side-by-side management of a fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as the potential for cross-trading between a fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and MetWest have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in fully mitigating such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MetWest receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

•	A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	With respect to securities transactions for the Fund, MetWest determines which broker to use to execute each order, consistent with its duty to seek best execution. MetWest aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MetWest may be limited by clients or by other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MetWest may place separate, non-simultaneous transactions for the Portfolio and another account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and MetWest seek to avoid such potentially conflicting situations. However, when a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MetWest allows its employees to engage in personal transactions. MetWest maintains a Code of Ethics, which includes various controls over personal trading and is reasonably designed to monitor and control the potential conflicts of interest that may arise between managing portfolios and personal investing.

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

NFJ Investment Group LLC (“NFJ”)

Like other investment professionals with multiple clients, a portfolio manager for a portfolio may face certain potential conflicts of interest in connection with managing both the portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a portfolio and other accounts purchase or sell the same securities. On occasion when a portfolio manager considers the purchase or sale of a security to be in the best interest of a portfolio as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a portfolio or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a portfolio. In addition, investment decisions are the product of many factors in addition to the basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Portfolio managers select the brokers and dealers that are used to execute securities transactions for the portfolio. In addition to executing trades, some brokers and dealers provide NFJ with brokerage and research services (as those terms are denied in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

NFJ’s portfolio managers may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the portfolios and other accounts. In addition, a portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a portfolio or other clients. NFJ’s investment personnel, including each portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the portfolios.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, migrate and oversee areas that could present potential conflicts of interest. Where NFJ receives a research product or service that may also have a non-research use, a potential conflict of interest may arise, since such research product or service may directly benefit NFJ even though it arises in connection with the soft-dollar credits of NFJ’s clients. In such situations, NFJ will, on an annual basis, make a reasonable allocation of the cost of any such mixed-use research product or service according to its use. The portion of the research product or service that provides assistance to NFJ in the investment decision-making process will be paid for with soft-dollar credits while the portion that provides administrative or other non-research assistance will be paid for by NFJ.

In recognition of the value of such research products and services that are provided to NFJ by a particular broker, NFJ may, consistent with its duty to seek best execution, effect securities transactions which may cause a client to pay such broker an amount of commission in excess of the amount of commission paid to another broker. With respect to these arrangements, NFJ generally intends to comply with the “safe harbor” provided by Section 28(e) of the Exchange Act, which permits the use of commissions or “soft dollars” to obtain “brokerage and research” services. NFJ had established a Best Execution Committee which reviews and oversees NFJ’s use of soft dollars. In addition, NFJ has retained Investment Technology Group, Inc. to perform execution analysis of trading.

OppenheimerFunds, Inc. (“OFI”)

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of International Equity Investments. At times, those responsibilities could potentially conflict with the interests of International Equity Investments. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, International Equity Investments’ investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between International Equity Investments and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OFI have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI than the fee structure of International Equity Investments, OFI could have an incentive to favor the other fund or account. However, OFI’s compliance procedures and Code of Ethics recognize OFI’s obligation to treat all of its clients, including International Equity Investments, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Pacific Investment Management Company LLC (“PIMCO”)

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Fund or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PENN Capital Management Co., Inc. (“PENN Capital”)

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or accounts, as is the case for the PENN’s portfolio managers.

The Advisor has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Advisor and the individuals that it employs. For example, the Advisor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Advisor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who manages multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to focus on the investment opportunities for each of those accounts as fully as might be the case if he or she were to devote attention to a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a single fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which could affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

Philadelphia International Advisors LP (“PIA”)

PIA may manage other accounts with investment strategies similar to those of the Portfolio, which may suggest the potential for conflicts of interests. In addition, PIA may charge varying fees to different accounts managed by their Team. As with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based arrangements. However, PIA does not anticipate that management of other accounts with similar investment strategy or incentive-based fee arrangements would conflict with the management of the Portfolio because conflicts of interest of this type are minimized by PIA’s respective investment management decision-making process and trade allocation policy.

Rutabaga Capital Management LLC (“Rutabaga”)

Rutabaga is a small investment advisory firm (less than ten people) that has concentrated investments in two products, micro cap and small cap equities. Virtually all of the same securities are held across all institutional accounts in each product. Therefore all accounts in each product are managed alike. Material, potential conflicts of interest that could affect the fund’s account along with the management of other small cap accounts is the misallocation of investment opportunities, a change in advisory personnel directly involved in the investment decision making process of the account, lack of understanding of the fund’s most current guidelines, a violation of the personal trading restrictions mandated in the firm’s Code of Ethics or trading the Advisor’s personal monies along with client accounts.

To prevent conflicts of interest that could affect the fund’s account and the other small cap accounts, virtually all trades are allocated pro rata through a trade order management system and any trades that deviate from pro rata allocation are documented. The size of the firm and the team environment in which all client accounts are managed minimizes the possibility that a change in personnel could harm or deviate from client guidelines in the management of the account. For example, all trade order forms given to the trader must be approved by two portfolio managers. Client guidelines are reviewed periodically by the pm/analysts and the CCO. They are accessible to all investment personnel for review at anytime needed in the investment decision making process.

The firm’s Code of Ethics and Statement Against Insider Trading Policy (“The Code”) is a critical part of Rutabaga’s compliance program. Each employee must certify annually that he or she has received, read and understands this Code of Ethics and recognizes that he or she is subject to the Code; has complied with all the requirements of this Code of Ethics. To prevent a conflict of interest in personal trading the CCO conducts periodic discussions throughout the year to review the personal trading policy and conduct of the Code. Each employee is required to complete a personal quarterly trading disclosure form. Preclearance procedures are in place to ensure that all client accounts come before any personal trading activity that could disfavor any client account.

The Advisor does not generally invest in securities for its own account. Personnel of the Advisor may invest their own money in the Rutabaga Micro Cap LP and the Rutabaga Small Cap Fund LP managed by the Advisor. Trades for the Rutabaga Micro Cap LP and the Rutabaga Small Cap Fund LP may be aggregated with trades for other clients. Personnel of the Advisor are not advantaged in any way in the trading of the positions in the Rutabaga Fund relative to any other clients either within or outside of the Rutabaga Fund. All trades are allocated pro rata in the trade order management system.

Schroder Investment Management North America Inc. (“Schroders”)

Whenever the Fund’s portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel’s portfolio manager is responsible for the day-to-day management of Emerging Markets Equity Investments, which is covered by this SAI, other mutual funds, multiple pooled vehicles and institutional accounts. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe from which each portfolio that Vontobel manages is built. The side-by-side management of this Fund and other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, there may not be a sufficient amount of securities available to fulfill the complete allocation of said securities amongst all client accounts.

It is the goal of Vontobel, as a fiduciary, to treat all clients in a fair and equitable manner. Vontobel has designed policies and procedures, including policies and procedures for brokerage and trade allocation. Vontobel believes that the policies and procedures it has implemented are reasonably designed to detect and remedy the types of conflicts associated with managing multiple portfolios.

Wall Street Associates LLC (“Wall Street”)

As a registered investment adviser, and as a fiduciary to Wall Street’s advisory clients, Wall Street has a duty of loyalty to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests. Part of that loyalty involves periodically conducting a risk-based analysis of the firm and assessing the possible conflicts of interest that exist which are both inherent in the investment management business and particular to the firm. As a result of this analysis, Wall Street has developed policies and procedures reasonably designed to detect, prevent, and correct possible conflicts of interest. Wall Street believes such policies are reflective of the firm’s compliance culture and desire to ensure all clients are treated in a fair and equitable manner.

Wall Street’s Form ADV and Compliance Manual contain full review and disclosure of the firm’s services and possible conflicts of interest. Both are available upon request. Following is an overview of the types of conflicts either inherent to the business or particular to Wall Street:

Allocation of Limited Time and Attention. Funds are managed on a team basis with individual portfolio managers having total discretion over buy and sell decisions within their sector specialty across all portfolios. Wall Street believes that this structure allows each client to receive equal time and attention from portfolio managers and the investment team to the management of accounts.

Performance-Based Fee Accounts. Wall Street views trade allocation planning as a crucial step in its attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. The use of a computerized trade/portfolio management system allows the trading desk to automatically:

•	Screen individual account parameters to ensure compliance with client guidelines and objectives.

•	Check for any cash restraints.

•	“Reserve” the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies.

The Trade Allocation plan ensures:

•	Performance-based accounts within a strategy do not get favored over other client accounts within the same strategy.

•	No group of accounts is systematically disadvantaged versus any other group.

•	The proper treatment of “hot issues.”

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro rata or rebalancing (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the Portfolio Manager.

Allocation of Limited Investment Opportunities. As a manager in the smaller capitalization end of the investment universe Wall Street regularly seeks to obtain thinly traded issues for client accounts. As a result, market conditions may only allow Wall Street to partially obtain the shares sought in an aggregated trade. In such cases, the trading desk follows its Allocation Plan by using its trading/portfolio management system to allocate the “partial fill” to individual accounts on either a pro-rata or “rebalanced” (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. This ensures that no accounts are systematically disadvantaged in their ability to obtain shares. Allocation Plans are then revised to pursue trade execution for the aggregated trade. In the event of small or partial executions that do not spread significantly among accounts, a “random by account” function can be employed by the trading/portfolio management system to reduce transaction costs. Accounts can then be rebalanced on the next appropriate block trade.

Allocation of Initial Public Offerings (IPOs). Wall Street attempts to allocate IPOs in a manner that is fair and equitable to clients. In many instances, IPOs can be allocated to eligible client accounts in much the same way as non-IPOs. Although Wall Street attempts to manage all accounts within specific product strategies equally, IPO offerings may at times be handled differently because of the limited size of IPO shares made available. Upon subscription for an IPO allocation, the appropriate group of eligible accounts to receive the shares is chosen by portfolio managers using factors such as market capitalization, cash availability, allocation size and the eligible account’s current industry/sector weightings. Because actual receipts of IPO shares to Wall Street can be small in size, this may require that shares be reallocated on a random/rotational basis instead of a pro-rata basis to eligible clients with similar investment strategies. This could result in some eligible clients not having an equal opportunity to participate in every IPO investment. In such cases Wall Street attempts to rotate the small IPO allocations among different eligible accounts so as to not systematically disadvantage any eligible account.

Selection of Brokers/Dealers. Broker-dealers are selected on such variables as order flow, research coverage, idea generation, client direction, commission rates charged, volume discounts, financial responsibility, and overall responsiveness. It is the policy of Wall Street that trades not be directed to a particular broker-dealer to compensate that broker-dealer for promoting sub-advised mutual fund shares. Normally, Wall Street does not know which broker-dealers are responsible for selling larger volumes of sub-advised mutual fund shares. As part of its trading policy, Wall Street does not seek disclosure from sub-advised mutual fund Clients as to the volume of fund shares sold or promoted by particular broker-dealers. Additionally, it is the policy of Wall Street sub-advised mutual fund Clients to not disclose such information. To avoid even the appearance of a conflict of interest, Wall Street prohibits: (1) Taking into account a particular broker-dealer’s promotion or the sale of sub-advised mutual fund shares when selecting broker-dealers; and (2) Entering into any agreement or understanding to direct portfolio securities transactions or certain other remuneration to broker-dealers in consideration for the sale of sub-advised mutual fund shares.

Employee Personal Trading. The personal trading and investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients.

A fiduciary has a duty of loyalty to clients which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost.

When investment advisory personnel invest for their own accounts, conflicts of interest may arise between the client’s and the employee’s interests. The conflicts may include taking an investment opportunity from the client for an employee’s own portfolio, using an employee’s advisory position to take advantage of available investments, or front-running, which may be an employee trading before making client transactions, thereby taking advantage of information or using client portfolio assets to have an effect on the market which is used to the employee’s benefit.

Wall Street, as a matter of policy and practice, and consistent with industry best practices and SEC requirements (Rule 204A-1 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and Rule 17j-1 under the 1940 Act, which is applicable if the firm acts as investment adviser to a registered investment company), has adopted a written Code of Ethics covering all supervised persons. Wall Street’s Code of Ethics requires high standards of business conduct, compliance with federal securities laws, reporting and recordkeeping of personal securities transactions and holdings, reviews and sanctions. The Code of Ethics requires pre-clearance of all securities transactions and imposes blackout periods for securities purchased by employees to discourage short-term trading and prevent any possible conflict of interest situations that may arise.

Related Business Opportunities. Wall Street is solely an investment advisory firm and has no other related businesses or affiliates. A copy of Wall Street’s Form ADV, which contains a description of the firm’s business and services is available upon request.

Wells Capital Management Inc. (“WellsCap”)

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset Management Company (“Western”)

Western has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection: Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the sub-adviser or an affiliate has an interest in the account. The sub-adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, the sub-adviser determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western have access to transactions and holdings information regarding client accounts and Western’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western’s compliance monitoring program.

Western may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1 - ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Westfield Capital Management Co., L.P. (“Westfield”)

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team. Although we recognize the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of our Marketing/Client Service team to provide input into brokerage selection.

Personal accounts may give rise to conflicts of interest. Westfield’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. As such, Westfield has a financial interest in these funds. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the private funds against other client accounts to ensure procedures have been followed.

PORTFOLIO MANAGER OWNERSHIP DISCLOSURE

As of August 31, 2014 no Portfolio Manager owned shares of any Fund in the Trust.

PURCHASE OF SHARES

Purchases of shares of a Fund through an Investment Advisory Program must be made through a brokerage account maintained with Morgan Stanley. Payment for Fund shares must be made through a brokerage account maintained with Morgan Stanley. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Fund.

Shares of the Funds are available exclusively to participants in an Investment Advisory Program and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Investment Advisory Programs generally provide investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

Shares of the Funds are offered for purchase and redemption at their respective NAV next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group generally is paid directly by the investors purchasing Fund shares based on the recommendation of investment advisers other than the Consulting Group (a division of the Manager), and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of Investment Advisory Program charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

REDEMPTIONS IN KIND

If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Fund’s NAV per share is calculated by the Fund’s administrator, BBH&Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Exchange-traded options and futures contracts are valued at the last sale price in the market where such contracts are principally traded or, if no sales are reported, the bid price for purchased and written options. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the mean between the bid and ask price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees.

For International Equity Investments and Emerging Markets Equity Investments, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.

Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the official close price for such contracts on the New York Stock Exchange. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the New York Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of the securities held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the IRC, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Funds may invest are not “securities” within the meaning of the 1940 Act, then the Funds may not be able to meet these requirements. Although the Funds intend to take the position that these instruments are securities for this purpose, the Funds have not asked the Internal Revenue Service (“IRS”) for a ruling and the IRS may not agree with this view. If a Fund does not meet the requirements for definition as a tax-qualified RIC, it will be subject to federal income tax as a regular corporation. The remainder of this tax section assumes that the structured notes and swap agreements in which a Fund may invest are “securities” within the meaning of the 1940 Act.

The Funds and Their Investments

Each Fund intends to continue to qualify in each year as a separate RIC under the IRC. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund maintains 20% or more of the voting power in such issuers and such issuers are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, intends to make the appropriate tax elections, if any, and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a RIC.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive sales or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

The following chart shows the approximate unused capital loss carryover, on August 31, 2014, by Fund. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. Under the RIC Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC. The carryovers expire as follows:

FUND	Total	2014	2015	2016	2017	2018	2019	2020	Post Act – ST	Post Act - LT
Large Capitalization Value Equity Investments	$276,781,593					$276,781,593
International Equity Investments	$240,498,962					$240,498,962
High Yield Investments	$12,369,440				$6,697,249	$5,672,191
International Fixed Income Investments	$5,158,213					$4,975,707				$182,506

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax (currently at a maximum rate of 35%), and may also be subject to a state tax, on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required.

Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for shares of a Fund purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with your tax advisors to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to them.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

If Municipal Bond Investments meets certain requirements, it may pay exempt-interest dividends to its shareholders. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.

Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Medicare Contribution Tax. Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Any non-U.S. shareholders in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A U.S. withholding tax at a 30% rate is imposed on dividends paid after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 35% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Restrictions apply regarding wash sales and substitute payment transactions.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the Funds’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. The distributor may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

CUSTODIAN AND TRANSFER AGENT

BBH&Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH&Co. holds the Trust’s Fund securities, calculates each Fund’s daily NAV provides various administrative services and keeps all required accounts and records. For its custody services, BBH&Co. receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

BNY Asset Servicing, located at BNY Mellon Center, 201 Washington Street Boston, MA 02108-4408, provides shareholder services to the Trust, with respect to maintenance of Morgan Stanley accounts.

FINANCIAL STATEMENTS

The Trust’s Annual Report for the fiscal year ended August 31, 2014, is incorporated herein by reference in its entirety. The Annual Report was filed on November 10, 2014, Accession Number 0001193125-14-406063.

APPENDIX A—RATINGS OF DEBT OBLIGATIONS BOND AND NOTE RATINGS

Standard & Poor’s Ratings Service (“Standard & Poor’s”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)— Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-1

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature —VRDO.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

A-2

APPENDIX B

CONSULTING GROUP CAPITAL MARKETS FUNDS

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1

Under the Investment Company Act of 1940

Rules Summary:

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of CGCM is the Manager, Sub-adviser, or a third-party.

Rule 30b1-4 under the Investment Company of 1940, as amended, (“1940 Act”) requires CGCM to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.

Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s website, if applicable; and (iii) on the SEC’s website at www.sec.gov.

Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s website at a specified Internet address; or both; and (ii) on the SEC’s website at www.sec.gov.

Policy:

It is CGCM’s policy for all proxies to be voted in the best interests of shareholders. The Trust’s administrator has primary responsibility for obtaining proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with these parties to compile and file Form N-PX on behalf of the Trust.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Manager and Sub-advisers, as applicable, subject to the Trustees’ general oversight. As a matter of policy, CGCM requires its Sub-advisers to vote all proxies. The Trust’s administrator is not responsible for verifying the substantive accuracy of the information provided by the Manager, Sub-advisers or third-party service providers with respect to any fund’s proxy voting record. In delegating proxy responsibilities, the Trustees have directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Manager and Sub-advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Manager, Sub-advisers and their affiliates. In the event that a Sub-advisers does not vote a proxy, the Manager’s Proxy Voting Procedures requires ISS, a third-party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.

The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the SEC’s website at www.sec.gov and (2) publicly available Smith Barney internet website at www.morganstanley.com/cgcm.

Procedures:

These procedures are intended to document how the Trust complies with the requirements and restrictions of the 1940 Act and the Advisers Act, and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.

1. Web-Based Platform

Proxy voting history will be available on a publicly available Morgan Stanley internet website: (www.morganstanley.com/cgcm).

2. Filing on Form N-PX

The Administrator has the primary responsibility for obtaining the proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of the Trust. The Trust’s administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.

The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Manager, any Sub-advisers and their third-party service providers (as applicable), and the Vendor. The Trust’s administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of the Trust.

3. Reporting

The Manager will provide, or cause ISS to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Trustees’ annual review of the Funds’ proxy voting process, the Manager will provide, or cause ISS to provide, any information reasonably requested by the Board of Trustees.

4. Recordkeeping

The Manager will keep and maintain the following records:

1)	a copy of the Proxy Voting Procedures;

2)	a copy of the ISS Proxy Guidelines;

3)	copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies maintained by ISS or electronic filings from the SEC’s EDGAR system);

4)	identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5)	a record of all votes cast on behalf of the Funds;

6)	copies of any documents used or prepared by the Manager in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7)	written requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Funds; and

8)	written responses by the Manager to any requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Manager. Certain records will also be maintained by ISS.

Consulting Group Capital Markets Funds

Sub-Advisers

Fund	Sub-adviser
Large Capitalization Growth Investments	Frontier Capital Management Co., LLC Jackson Square Partners, LLC Wells Capital Management, Inc. Westfield Capital Management Co., L.P.

Large Capitalization Value Equity Investments	Artisan Partners Limited Partnership Cambiar Investors, LLC HGK Asset Management, Inc NFJ Investment Group LLC

Small Capitalization Growth Investments	Wall Street Associates Westfield Capital Management Co., L.P.

Small Capitalization Value Equity Investments	Delaware Investments Fund Advisers NFJ Investment Group LLC Rutabaga Capital Management LLC

International Equity Investments	Causeway Capital Management LLC OppenheimerFunds, Inc. Philadelphia International Advisors LP Schroder Investment Management North America Inc.

Emerging Markets Equity Investments	Lazard Asset Management LLC Vontobel Asset Management, Inc.

Core Fixed Income Investments	BlackRock Financial Management, Inc. Metropolitan West Asset Management LLC Western Asset Management Company

High Yield Investments	PENN Capital Management Co., Inc. Western Asset Management Company

International Fixed Income Investments	Pacific Investment Management Company LLC

Municipal Bond Investments	McDonnell Investment Management, LLC

Money Market Investments	The Dreyfus Corporation

To facilitate locating a sub-adviser’s proxy voting policy, they are included below alphabetically by sub-adviser name.

The proxy voting policies for the Sub-advisers of the Trust were filed as part of Post-Effective Amendment No. 63 on December 29, 2014. Any subsequent changes to the proxy voting polices for the Sub-advisers of the Trust will be included in the annual update to the Trust’s registration statement.